EXHIBIT 32.1

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Barry Cinnamon, the
President and Chief Executive Officer of Akeena Solar, Inc., and David Wallace,
the Chief Financial Officer of Akeena Solar, Inc., each certifies, to his knowledge, that:

1.    the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006 of
      Akeena Solar, Inc. (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Akeena
      Solar, Inc.

Dated: September 15, 2006

      /s/ Barry Cinnamon
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      Barry Cinnamon
      President & Chief Executive Officer

      /s/ David Wallace
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      David Wallace

      Chief Financial Officer